                                    EXHIBIT 10.35
              FORM OF LOAN AGREEMENT BETWEEN THE COMPANY AND THE LENDERS
                         IDENTIFIED ON THE ATTACHED SCHEDULE

                                    LOAN AGREEMENT


    This loan agreement ("Agreement") is entered into as of ____________, 1997 by and between ONTRO, INC., a California corporation ("Borrower"), and ________________________________________ , ("Lender"). Borrower and Lender
agree as follows:

                                     ARTICLE ONE
                                     LOAN ADVANCE


    1.1     Lender hereby lends to Borrower the sum of $_____________, (the
"Loan").

    1.2     NOTE.  The Loan shall be evidenced by a promissory note (the
"Note") (a copy of which is attached as Exhibit "A") executed by Borrower, dated as of the date the Loan is made, providing for the payment of interest at twelve percent (12%) per annum, compounded annually, and computed on the basis of a 365-day year and actual days elapsed, without payments and with interest accruing until the earlier to occur of: (i) five (5) business days from Borrowers completion of the initial public offering of its common stock; or (ii) One Hundred Twenty (120) days from the date of the Note ("Maturity Date"), at which time all then unpaid principal and accrued interest shall be due and payable.

                                     ARTICLE TWO
                     CONDITIONS PRECEDENT TO LENDER'S OBLIGATIONS

    Lender's obligation to disburse the Loan is subject to the condition that, on the date of disbursement (Closing Date), there shall have been delivered to Lender, in form and substance satisfactory to Lender and its counsel:

    2.1 AUTHORIZATION TO BORROW. A copy of a resolution or resolutions, in form and substance satisfactory to Lender, passed by the board of directors of Borrower, authorizing the borrowing provided for in this Agreement, and the execution, delivery, and performance of this Agreement and the Note or other instrument or agreement required under this Agreement.

    2.2 NOTE. The Note substantially in the form attached hereto as Exhibit A, fully executed by the President of the Borrower.

    2.3 INCUMBENCY CERTIFICATE. A certificate, signed by the secretary or an assistant secretary of Borrower and dated the Closing Date, certifying the incumbency of the person or persons authorized to execute and deliver on behalf of Borrower this Agreement and the Note or other instrument or agreement required under this Agreement.

                                    ARTICLE THREE
                           REPRESENTATIONS OF THE BORROWER

    Borrower represents and warrants that:

    3.1 ORGANIZATION. Borrower is a corporation duly organized and existing under the laws of the State of California with its principal place of business at 12675 Danielson Court, Suite 401, Poway, California 92064. It has the power to own its property and to carry on its business as it is now being conducted. It is duly qualified and authorized to do business and is in good standing in every state, country, or other jurisdiction in which the nature of its business and properties makes such qualification necessary;

    3.2 SUBSIDIARIES AND AFFILIATES. Borrower does not own or control, directly or indirectly, any interest or investment (whether equity or debt) in any corporation, association, partnership, business, trust or other entity;

    3.3 AUTHORITY. Borrower has full power and authority (corporate and other) to borrow the sums provided for in this Agreement, to execute and deliver this Agreement, to issue the Note and any other instrument or agreement required under this Agreement, and to perform and observe the terms and provisions of this Agreement and of all such other notes, instruments, and agreements;

    3.4 CORPORATE ACTION. All corporate action by Borrower, its directors or stockholders, necessary for the authorization, execution, delivery, and performance of this Agreement, issuance of the Note and any other instrument or agreement required under this Agreement has been duly taken;

    3.5 INCUMBENCY AND AUTHORITY OF SIGNATORS. The officers of Borrower executing this Agreement, the Note and any other instrument or agreement required under this Agreement are duly and properly in office and fully authorized to execute them;

    3.6 DUE AND VALID EXECUTION. This Agreement has been duly authorized, executed, and delivered by Borrower, and is a legal, valid, and binding agreement of Borrower, enforceable against it in accordance with its terms and the Note and any other instrument or agreement required under this Agreement has been so authorized and, when executed and delivered, will be similarly valid, binding, and enforceable;

    3.7 NO VIOLATION. There is no charter, bylaw, or capital stock provision of Borrower, and no provision of any indenture or agreement, written or oral, to which Borrower is a party or under which Borrower is obligated, nor is there any statute, rule, or regulation, or any judgment, decree, or order of any court or agency binding on Borrower which would be contravened by the execution and delivery of this Agreement, the Note or any other instrument or agreement required under this Agreement, or by the performance of any provision, condition, covenant, or other term of this Agreement, the Note or any such other instrument or agreement;

    3.8 LITIGATION PENDING. There is no litigation, tax claim, proceeding, or dispute, pending, or, to the knowledge of Borrower, threatened, against or affecting Borrower or its property, the adverse determination of which might affect Borrower's financial condition or operations or impair Borrower's ability to perform its obligations under this Agreement or under the Note or any other instrument or agreement required by this Agreement;

    3.9 EVENTS FOR DEFAULT. No event has occurred and is continuing or would result from the making of the Loan which constitutes an Event of Default as defined herein or which, on the lapse of time or notice or both, would become such an Event of Default; and

    3.10 All financial statements, as well as all other information, and data furnished by Borrower to Lender are correct, and accurately and fairly represent the financial condition and results of operations of Borrower as of that date. Since that date there has been no material adverse change in Borrower's financial condition or results of operations sufficient to impact Borrower's ability to repay the Loan in accordance with the terms of this Agreement. Borrower has no contingent obligations, liabilities for taxes, or other outstanding financial obligations which are material in the aggregate, except as disclosed in such statements, information, and data.

                                     ARTICLE FOUR
                              REPRESENTATIONS OF LENDER

    This Agreement is made with Lender in reliance upon Lender's representations and warranties to the Company, which by Lender's execution of this Agreement Lender hereby confirms that:

    4.1 AUTHORIZATION. This Agreement constitutes Lender's valid and legally binding obligation, enforceable in accordance with its terms.

    4.2 INVESTMENT INTENT. The Note to be received by Lender will be acquired for investment for Lender's or his designee's, own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that Lender has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, Lender further represents that Lender does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person with respect to the Note.

    4.3 DISCLOSURE OF INFORMATION. Lender believes he has received all the information he/she considers necessary or appropriate for deciding whether to acquire the Note. Lender further represents that he has had an opportunity to ask questions and receive answers from officers of the Company regarding the Company, its business and the terms and conditions of the Note.

    4.4 CONFIDENTIALITY. Lender hereby represents, warrants and covenants that he shall maintain in confidence, and shall not use or disclose without the prior written consent of the Company, any information identified as confidential that is furnished to him by the Company in connection with this Agreement. This obligation of confidentiality shall not apply, however, to any information (a) in the public domain through no unauthorized act or failure to act by Lender, or
(b) lawfully disclosed to Lender by a third party who possessed such information without any obligation of confidentiality. Lender further covenants that he shall return to the Company all tangible materials containing such information upon request by the Company.

    4.5 INVESTMENT EXPERIENCE. Lender is an Lender in securities of companies in the development stage and acknowledges he/she is able to fend for himself, can bear the economic risk and complete loss of his investment and has such knowledge and experience in financial or business matters that he/she is capable of evaluating the merits and risks of the investment in the Note.

    4.6 RESTRICTED SECURITIES. Lender understands the Note he/she is acquiring is characterized as "restricted securities" under the federal securities laws in as much as it is being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act of 1933, as amended (the "Securities Act"), only in certain limited circumstances. In this connection Lender represents that he/she is familiar with Securities and Exchange Commission ("SEC") Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

    4.7 FURTHER LIMITATIONS ON DISPOSITION. Without in any way limiting the representations set forth above, Lender further agrees not to make any assignment, transfer or disposition of all or any portion of the Note unless and until:

            4.7.1 There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

            4.7.2 (i) Lender shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition and (ii) if reasonably requested by the Company, Lender shall have the furnished the Company with an opinion of counsel, that such disposition will not require registration of such shares under the Securities Act.

    4.8 LEGENDS. It is understood the Note may bear one or all of the following legends:

            4.8.1 "These securities have not been registered under the Securities Act of 1933. They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the securities under such Act or an opinion of counsel satisfactory to the Company that such registration is not required or unless sold pursuant to Rule 144 of such Act."

            4.8.2 Any legend required by the laws of the State of California or other jurisdiction, including any legend required by the California Department of Corporations and section 417 and 418 of the California Corporations Code.

    4.9 ACCREDITED INVESTOR. Lender is an accredited investor as defined in CFR Section 230.501(a) (Regulation D), as amended, of the SEC under the Securities Act.

    4.10    REMOVAL OF LEGENDS; FURTHER COVENANTS.

              4.10.1    Any legend endorsed on a certificate pursuant to
Section 4.8 hereof shall be removed (i) if the Note shall have been effectively registered under the Securities Act or otherwise lawfully sold in a public transaction, (ii) if the Note may be transferred in compliance with Rule 144(k) promulgated under the Securities Act, or (iii) if Lender shall have provided the Company with an opinion of counsel, in form and substance acceptable to the Company and its counsel and from attorneys reasonably acceptable to the Company and its counsel, stating that a public sale, transfer or assignment of the Note may be made without registration.

              4.10.2    Any legend endorsed upon the Note pursuant to Section
4.8 hereof shall be removed if the Company receives an order of the appropriate state authority authorizing such removal or if Lender provides the Company with an opinion of counsel, in form and substance acceptable to the Company and its counsel and from attorneys reasonably acceptable to the Company and its counsel, stating that such state legend may be removed.

              4.10.3 Lender further covenants that Lender will not transfer the Note in violation of the Securities Act, the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or the rules of the Commission promulgated thereunder, including Rule 144 under the Securities Act.

    4.11    CALIFORNIA CORPORATE SECURITIES LAW.  THE SALE OF THE  NOTE WHICH
IS THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH NOTE OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF NOTE IS EXEMPT FROM QUALIFICATION BY SECTIONS 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO

THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

                                     ARTICLE FIVE
                                 BORROWERS COVENANTS

    5.1 BORROWER'S AFFIRMATIVE COVENANTS. Borrower covenants and agrees that until the full and final payment of all indebtedness incurred under this Agreement has been made, Borrower will, unless Lender waives compliance in writing:

            5.1.1 USE OF PROCEEDS. Use the proceeds of the Loan in connection with the further financing of its operations and for general working capital;

            5.1.2 PAYMENT. Repay principal of and interest on the Loan according to the terms of this Agreement and the terms of the Note evidencing the Loan;

            5.1.3  NOTICE.  Promptly give written notice to Lender of:

                   5.1.3.1 all litigation affecting Borrower when the amount claimed is $100,000 or more;

                   5.1.3.2 any substantial dispute which may exist between Borrower and any governmental regulatory body or law enforcement authority;

                   5.1.3.3 any labor controversy resulting in or threatening to result in a strike against Borrower;

                   5.1.3.4 any proposal by any public authority to acquire Borrower's assets or business or to engage in activities competitive with Borrower;

                   5.1.3.5 any Event of Default or any event which, on a lapse of time or notice or both, would become an Event of Default;

                   5.1.3.6 any other matter that has resulted or might result in a material adverse change in Borrower's financial condition or operations; and

                   5.1.3.7 all written communications relating to the Initial Public Offering and/or the listing or authorization for trading of the Borrower's common stock from the U.S. Securities and Exchange Commission, the American Stock Exchange or the National Association of Securities Dealers.

            5.1.4 DOCUMENTS. Deliver to Lender, in form and detail satisfactory to Lender, and in the number of copies Lender may reasonably request:

                   5.1.4.1 as soon as available but no later than, 75 days after the close of each fiscal year of Borrower, a complete copy of its audit report, which shall include at least its balance sheet as of the close of such year, and its income statement, reconciliation of capital accounts, and statement of sources and uses of funds for that year, certified by an independent public accountant selected by Borrower and satisfactory to Lender. The certificate shall not be qualified or limited because of restricted or limited examination by that accountant of any material portion of Borrower's records;

                   5.1.4.2 such other statement or statements, lists of property and accounts, budgets, forecasts or reports regarding Borrower as Lender may reasonably request.

            5.1.5 MAINTENANCE. Maintain and preserve its corporate existence and all rights, privileges, and franchises now enjoyed, conduct its business in an orderly, efficient, and customary manner, keep all its properties in good working order and condition, and from time to time make all needed repairs to, and renewals or replacements of, its properties so that the efficiency of those properties shall be fully maintained and preserved;

            5.1.6 OBLIGATIONS. Pay all obligations, including tax claims, at maturity, unless the obligation to make such payment or payments is in good faith being disputed or is being contested by appropriate proceedings with due diligence;

            5.1.7 INSURANCE. Maintain and keep in force in adequate amounts (including use and occupancy), of fire, public liability, property damage, and workers' compensation insurance;

            5.1.8 BOOKS AND RECORDS. Maintain adequate books, accounts, and records and prepare all financial statements required under this Agreement in accordance with generally accepted accounting principles and practices consistently applied, and in compliance with the regulations of any governmental regulatory body having jurisdiction over them; and permit employees or agents of Lender at any reasonable time to inspect Borrower's properties, and to examine or audit Borrower's books, accounts, and records and make copies and memoranda of them;

            5.1.9 SALES PROCEEDS. Apply the proceeds of sales of its fixed or capital assets in excess of a cumulative total of $500,000 at Lender's option, to:

    (1)     the most remote principal installments of the Loan;
    (2)     replacement of the assets sold;
    (3)     a reserve for future purchase of fixed or capital assets; or
    (4)     working capital purposes.

    5.2 BORROWER'S NEGATIVE COVENANTS. Borrower covenants and agrees that until full and final payment of all indebtedness incurred under this Agreement has been made, it will not, without the prior written consent of Lender:

            5.2.1 DIVIDENDS. Declare or pay any dividends on any of its shares except dividends payable in Borrower's capital stock;

            5.2.2 REDEMPTIONS. Purchase, redeem, or otherwise acquire for value, any of its shares, or create any sinking fund in relation to any of its shares, except as part of restricted compensation or similar awards or issuances to employees or consultants;

            5.2.3 LIQUIDATION OR DISSOLUTION. Liquidate or dissolve, or enter into any consolidation, merger, pool, joint venture, syndicate, or other combination, or sell, lease, or dispose of its business or assets as a whole or such part as in the reasonable opinion of Lender constitutes a substantial portion of its business or assets;

            5.2.4 FURTHER INDEBTEDNESS. Except as provided in this Agreement, create or incur any indebtedness for borrowed money which would be senior in repayment to the Loan, or become liable as a surety, guarantor, accommodation endorser, or otherwise, for or on the obligation of any other person, firm, or corporation which would provide a priority of repayment to the Loan; provided, however, that this section shall not prohibit:

                   5.2.4.1 the acquisition of equipment, goods, supplies, or merchandise on normal credit;

                   5.2.4.2 the execution of bonds, undertakings, or contracts in the usual course of Borrower's business; or

                   5.2.4.3 the endorsement of negotiable instruments received in the usual course of Borrower's business.

            5.2.5 ENCUMBRANCES. Create, assume, or suffer to exist any mortgage, encumbrance, or other lien (including a lien of attachment, judgment, or execution), or security interest (including the interest of a conditional seller of goods), securing a charge or obligation, on or of any of its property, real or personal, whether now owned or hereafter acquired, except:

                   5.2.5.1 any lien or charge for current tax, assessment, or other governmental charge, which is not delinquent or remains payable without any penalty, or the validity of which is contested in good faith by appropriate proceedings on stay of execution of the enforcement of the lien or charge;

                   5.2.5.2 deposits or pledges to secure (a) statutory obligations, (b) surety or appeal bonds, (c) bonds for release of attachment, stay of execution, or injunction, or (d) performance of bids, tenders, contracts (other than for the repayment of borrowed money) or leases, or for purposes of like general nature in the ordinary course of Borrower's business; and

                   5.2.5.3 purchase-money security interests in personal property acquired after the date of this Agreement when the obligation secured does not exceed one hundred percent of the cost of the property purchased.

            5.2.6 ASSET DISPOSITIONS. Dispose of any of its assets except for full, fair, and reasonable consideration, or enter into any sale and leaseback agreement covering any of its fixed or capital assets, or dispose of its assets as a whole or such part of its assets except in the regular course of conducting its business.

                                     ARTICLE SIX
                          EVENTS AND CONSEQUENCES OF DEFAULT

    6.1 DEFAULT SHARES OF COMMON STOCK. In the event Borrower fails to pay the Note on or before the Maturity Date, and the currently proposed initial public offering of the Company's securities pursuant to a registration statement on Form SB-2 filed with Th United States Securities and Exchange Commission as File No. 333-39253 as amended has not been consummated due to the withdrawal or termination of the offering by either the Company or its underwriter for any reason then in that event, Borrower shall issue One Hundred Thousand (100,000) shares of its common stock (the "Default Shares") to Lender for each calendar month or portion thereof during which the Loan remains unpaid. Borrower shall issue Default Shares to Lender on the first business day after the Maturity Date which the loan remains unpaid, and on the first day of each month following upon which the loan remains unpaid. Concurrently with the first issuance of Default Shares, Borrower agrees to negotiate in good faith with the lender the terms of and to enter into a registration rights agreement with Lender, granting Lender "piggyback" registration rights for the Default Shares effective as of the date of issuance of the Default Shares.

            6.1.2 In the event Borrower fails to pay the Note on or before the Maturity Date, the interest rate shall be increased retroactively from the date hereof to the lower of (i) 20% or (ii) the highest rate allowed by California law.

    6.2 OTHER EVENTS OF DEFAULT. The occurrence of any of the other events set out below ("Events of Default") shall at the option of Lender, make all interest and principal remaining on the Loan immediately due and payable, without regard to any requirement to issue Default Shares, and without notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor, or other notices or demands of any kind, except as specified in this
Agreement:

            6.2.1 PAYMENTS Borrower shall fail to pay, within 10 days after the date when due, any installment of interest or principal in accordance with the terms of this Agreement or of the Note evidencing the Loan;

            6.2.2 REPRESENTATIONS AND WARRANTIES. Any representation or warranty by Borrower in this Agreement or in any agreement, instrument, or certificate executed under this Agreement or in connection with any transaction contemplated by this Agreement shall prove to have been false or misleading in any material respect when made;

            6.2.3 LIENS. An involuntary lien or liens in the aggregate sum of $75,000 or more, of any kind, shall attach to the assets or property of Borrower, except for taxes due but not in default, or for taxes that are being contested; provided, however, that no lien shall be considered for the purpose of this section if:

                   6.2.3.1 such lien is removed without expenditure of funds by Borrower other than the costs of appropriate proceedings; or

                   6.2.3.2 Borrower, in the reasonable opinion of its counsel, has the right to and is diligently proceeding to have such lien removed without unreasonable expenditure of funds by Borrower other than the costs of appropriate proceedings, and such opinion of counsel is furnished to Lender within ten days after written request for it.

            6.2.4 JUDGMENTS. A judgment or judgments shall be entered against Borrower in the aggregate amount of $75,000 or more on a claim or claims not covered by insurance; provided, however, that no judgment shall be considered for the purpose of this section if:

                   6.2.4.1 such judgment is vacated without unreasonable expenditure of funds by Borrower other than the costs of appropriate proceedings; or

                   6.2.4.2 Borrower, in the opinion of its counsel, has the right to and is diligently proceeding to have such judgment vacated without unreasonable expenditure of funds by Borrower other than the costs of appropriate proceedings, and such opinion of counsel is furnished to Lender within ten days after written request for it;

            6.2.5 BANKRUPTCY. Borrower shall file any petition or action for relief under any Bankruptcy, arrangement, reorganization, insolvency, or moratorium law, or any other law or laws for the relief of or relating to debtors, or shall, with respect to any involuntary petition or action for relief under such law or laws, consent or fail to timely object to the relief requested in such petition;

            6.2.6 INVOLUNTARY BANKRUPTCY. An involuntary petition shall be filed under any bankruptcy statute against Borrower, or a receiver, trustee, custodian, or similar officer of the court shall be appointed to take possession of all or any substantial part of Borrower's properties, unless such petition or appointment is dismissed or withdrawn or ceases to be in effect within 90 days from the date of the filing or appointment;

            6.2.7 OTHER DEFAULT. Any material default shall occur under any other agreement pertaining to the borrowing of money or the advance of credit to which Borrower may be a part as borrower, if that default gives to the holder of the obligations concerned the right to accelerate the indebtedness;

            6.2.8 BREACH. Borrower shall breach or default under any term, condition, provision, representation, or warranty in this Agreement if that breach or default shall continue for ten days after its occurrence, or, if Lender has received notice of the breach or default within that ten-day period, after notice of the breach or default to Borrower from Lender, whichever is later.

                                    ARTICLE SEVEN
                                    MISCELLANEOUS

    7.1 NOTICES. Any communications between the parties or notices provided for in this Agreement may be given by mailing them, first class, postage prepaid, to Lender at:

            ---------------------------------

            ---------------------------------

            ---------------------------------

 and to Borrower at

            Ontro, Inc.
            12675 Danielson Court, Suite 401
            Poway, CA 92064
            Attn: James A. Scudder

with a copy to:


            Fisher Thurber LLP
            4225 Executive Square, Suite 1600
            La Jolla, CA 92037-1483
            Attn: David A. Fisher

or to such other address as either party may indicate to the other in writing after the date of this Agreement.

    7.2 SUCCESSORS AND ASSIGNS. This Agreement shall bind and inure to the benefit of the parties and their respective successors and assigns; provided, however, that Borrower shall not assign this Agreement or any of the rights, duties, or obligations of Borrower under this Agreement without the prior written consent of Lender.

    7.3 DELAY AND WAIVERS. No delay or omission to exercise any right, power, or remedy accruing to Lender on any breach or default of Borrower under this Agreement shall impair any such right, power, or remedy of Lender, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence in such breach or default, or waiver of or acquiescence in any similar breach or default occurring later; nor shall any waiver of any single breach or default be considered a waiver of any other prior or subsequent breach or default. Any waiver, permit, consent, or approval of any kind by Lender of any breach or default under this Agreement, or any waiver by Lender of any provision or condition of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in that writing. All remedies, either under this Agreement or by law or otherwise afforded to Lender, shall be cumulative and not alternative.

    7.4 ATTORNEYS FEES. In the event of any legal action or suit in relation to this Agreement or any note or other instrument or agreement required under this Agreement, or in the event that Lender incurs any legal expense in protecting its rights under this Agreement or under any security agreement in any legal proceeding, Borrower, in addition to all other sums which Borrower may be called on to pay, will pay to Lender the amount of such legal expense and will, if Lender prevails in such action, pay to Lender a reasonable sum for its attorney's fees and all other costs and expenses.

    7.5 SEVERABILITY. In the event any sentence or paragraph of this Agreement is declared void by a court of competent jurisdiction, said sentence or paragraph shall be deemed severed from the remainder of this Agreement, and the balance of this Agreement shall remain in effect.

    7.6. TITLES, CAPTIONS AND PARAGRAPH HEADINGS. Paragraph and subparagraph titles and captions contained in this Agreement are inserted only as a matter of convenience for reference. Such titles, captions, and paragraph headings in no way define, limit, extend or describe the scope of this Agreement or the intent of any provisions hereof.

    7.7 NUMBER AND GENDER. Whenever a singular number is used in this Agreement or where required by context, the same shall include plural.
Masculine gender shall include feminine and neuter genders and the word "person" shall include corporation, firm, partnership, or other forms of association.

    7.8. ENTIRE AGREEMENT. This Agreement constitutes the entire Agreement between all parties herein and supersedes all prior Agreements and understandings, oral or written, between the parties hereto with respect to the subject matter hereof, and shall not be modified or amended except in writing, executed by all parties herein.

    7.9. COUNTERPARTS. This Agreement may be executed in several counterparts, and as so executed shall constitute an Agreement, binding to all parties herein.

    7.10 NON-WAIVER. No delay or omission on the part of any party herein in exercising any rights or remedies herein shall operate as a waiver of such rights or remedies. No waiver of any default shall constitute a waiver of any other default, whether of the same or any other covenant or condition. No waiver, benefit, privilege or service voluntarily given or performed by any party herein shall give the other parties any contractual right by custom, estoppel or otherwise. Any waiver by any party herein must be executed in writing, expressly specifying the subject and extent of the waiver.

    7.11 GOVERNING LAW AND VENUE. This Agreement and all amendments thereto shall be governed, construed, and enforced in accordance with the laws of the State of California, and venue for any legal action arising out of this Agreement shall be in San Diego County, California.

    7.12. LEGAL REPRESENTATION. The law firm of Fisher Thurber LLP has prepared this Agreement solely on behalf of the Borrower based on instructions received. The Lender has been advised to seek and obtain separate legal counsel with respect to the preparation and execution of this Agreement, and he/she has had an opportunity to do so, has access to qualified independent counsel and has sought and obtained such advice and counsel to the extent desired.

    7.13. CONSTRUCTION. This Agreement has been negotiated between the parties and their advisors, and shall not be construed against the party preparing it, but shall be construed as if all parties jointly prepared this Agreement and any uncertainty and ambiguity shall not be interpreted against any one party.

    7.14 NO OTHER INDUCEMENT. The making, execution and delivery of this Agreement by the parties hereto has been induced by no representations, statements, warranties or agreements other than those expressed herein.







    IN WITNESS WHEREOF, the parties to this Agreement have executed this Loan Agreement by their duly authorized officers effective as of the day and year first above written.

                             ONTRO, INC.
                             a California corporation


                             By:
                                ---------------------------
                                James A. Scudder, President

                             LENDER:


                             ------------------------------
                             Signature


                             ------------------------------
                             Name Printed

                                      EXHIBIT A

                                   PROMISSORY NOTE

                                     Exhibit "A"

                                   PROMISSORY NOTE



$                                 Poway, California                      , 1997
 --------------------                                    ----------------



    ONTRO, INC., a California corporation (the "Company" or "Borrower"), for value received, hereby promises to pay to __________________________________
("Lender"), on the date which is the earlier to occur of (i) five (5) business days from the completion of the an initial public offering of the Company's common stock; or (ii) One Hundred Twenty (120) days from the date of this Note (the "Maturity Date"), the principal amount of __________________ ________________________________($________) and to pay interest (computed on the basis of a 365-day year and actual days elapsed) on the principal amount from time to time remaining unpaid hereon at the rate of Twelve Percent (12%) per annum, compounded annually, from the date hereof until the Maturity Date.
 Both the principal hereof and any accrued but unpaid interest hereon are due on the Maturity Date, payable at the principal office of the Company in Poway, California in currency of the United States of America which at the time of payment shall be legal tender for payment of public and private debts.

    This Note is made pursuant to a Loan Agreement of even date herewith. All capitalized terms not otherwise defined herein shall have the meaning attributed to them in the Loan Agreement. Any conflict between the Loan Agreement and this Note shall be determined by the Loan Agreement.

    The unpaid principal amount of this Note, together with accrued interest hereon, and any other sums due or to become due hereunder, shall, at the election of the Lender hereof, mature and become immediately due and payable without presentment or demand for payment, dishonor or notice of dishonor, protest or notice of protest or other formality, all of which are hereby expressly waived, upon the happening of any one or more of the following events of default:

    (a)     If Borrower shall fail to make full payment of this Note within ten
(10) days of the Maturity Date; or

    (b) If an event of default occurs pursuant to Article Six of the Loan Agreement.

    The Borrower hereby consents to renewals and extensions of time before or after the maturity hereof, and agrees that no failure on the part of the Lender to exercise any power, right or privilege hereunder, or to insist upon prompt compliance with the terms hereof, shall constitute a waiver thereof.

    Borrower promises to pay costs of collection, including attorney's fees, whether or not suit is filed, upon the non-performance by Borrower of any obligation arising out of this Note.

    The Lender shall not be deemed, by any act of omission or commission, to have waived any of their rights or remedies hereunder unless such waiver is in writing and signed by the Lender, and then only to the extent specifically set forth in writing. A waiver with reference to one event shall not be construed and continuing or as a bar to or waiver of any right or remedy as to a subsequent event. No delay or omission of the Lender to exercise any right, whether before or after an event of default or a default thereunder, shall impair any such right or shall be construed to be a waiver of any right or default, and the acceptance at any time by the Lender of any past due amounts shall not be deemed to be a waiver of the right to require prompt payment when due of any other amounts then or thereafter due and payable.

    The remedies of the Lender in this Note or at law or in equity, shall be cumulative and concurrent, and may be pursued singly, successively or together at the sole discretion of the Lender, and may be exercised as often as occasion therefor shall occur; and the failure to exercise any such right or remedy shall in no event be construed as a waiver or release thereof.

    Lender shall not become or be deemed a partner or joint venturer with the Borrower by reason of any provisions of this Note.

    If any amount of principal or interest on or in respect of this Note becomes due and payable on any date which is not a Business Day, such amount shall be payable on the next preceding Business Day. "Business Day" means any day other than a Saturday, Sunday, statutory holiday or other day on which banks in the State of California are required by law to close or are customarily closed.

    If any of the provisions of this Note or the application thereof to any persons or circumstances shall, to any extent, be held to be invalid or unenforceable, the remainder of this Note by the application of such provision or provisions to persons or circumstances other than those as for whom or of which it is held invalid or unenforceable shall not be affected thereby, and every provision of this Note shall be valid and enforceable to the fullest extent permitted by law.

    The terms of this Note shall apply to, inure to the benefit of, and bind all parties hereto, their heirs, legatees, devisees, administrators, executors, successors and assigns.

    Time is of the essence of this Note and the performance of all provisions hereof.

    This Note is registered on the books of the Company and is transferable only by surrender thereof at the principal office of the Company duly endorsed or accompanied by a written instrument of transfer duly executed by the registered Lender of this Note or its attorney duly authorized in writing, and in accordance with the Loan Agreement. Payment of or on account of principal and interest on this Note shall be made only to or upon the order in writing of the registered Lender.

    This Note and said Loan Agreement are governed by and construed in accordance with the laws of the State of California.

                                  Borrower:

                                  ONTRO, INC.
                                  a California corporation


                                  By:
                                     ------------------------------
                                     James A. Scudder, President



THE SECURITIES REPRESENTED IN PART BY THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 NOR REGISTERED NOR QUALIFIED UNDER ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED, OR HYPOTHECATED UNLESS QUALIFIED AND REGISTERED UNDER APPLICABLE STATE AND FEDERAL SECURITIES LAWS OR UNLESS, IN THE OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL, SUCH QUALIFICATION AND REGISTRATION IS NOT REQUIRED. ANY TRANSFER OF THE SECURITIES REPRESENTED BY THIS NOTE IS FURTHER SUBJECT TO OTHER RESTRICTIONS, TERMS AND CONDITIONS WHICH ARE SET FORTH IN THE LOAN AGREEMENT.


                                     Page 3 of 3